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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 AUGUST 16, 2004

                                 TRANSPRO, INC.
             (Exact name of Registrant as specified in its charter)

          DELAWARE                     1-13894                   34-1807383
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
     of incorporation)                                      Identification No.)

                  100 Gando Drive, New Haven, Connecticut 06513
          (Address of principal executive offices, including zip code)

                          (203) 401-6450 (Registrant's
                     telephone number, including area code)

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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits - The following exhibit is furnished as part of this report:

99.1     Press Release dated August 16, 2004.

Item 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
          On August 16, 2004, Transpro, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing the results of operations and financial condition for the second quarter and six months ended June 30, 2004. In addition, the Company indicated that it would be restating its financial results for the first quarter ended
          March 31, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               TRANSPRO, INC.

Date:  August 16, 2004         By:   /s/ Richard A. Wisot
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                                        Richard A. Wisot
                                        Vice President, Treasurer, Secretary,
                                        and Chief Financial Officer